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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 28, 2006

                            NUVEEN INVESTMENTS, INC.
               (Exact Name of Registrant as Specified in Charter)

   Delaware                      1-11123                        36-3817266
(State or Other             (Commission File Number)         (I.R.S. Employer
Jurisdiction of                                              Identification No.)
Incorporation)

333 West Wacker Drive, Chicago, Illinois                             60606
(Address of Principal Executive Offices)                           (Zip Code)

       Registrant's telephone number, including area code: (312) 917-7700

                                 Not Applicable
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act
    (17 CFR 240.l4a-12)

[ ] Pre-commencement communications pursuant to Rule l4d- 2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[ ] Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange
    Act (17 CFR 240.l3e-4(c))



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Item 5.02  Departure of Directors or Principal Officers: Election of Directors;
           Appointment of Principal Officers.


         On March 29, 2006, Nuveen Investments, Inc. (the "Company") issued a press release announcing the election of Pierre E. Leroy to its Board of Directors. Mr. Leroy's term of office will expire at the Company's 2006 annual meeting of stockholders. There is no arrangement or understanding between Mr. Leroy and any other persons pursuant to which he was elected as a director. The Company has not named Mr. Leroy to any committee of the Board of Directors. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

         99.1 Press release of Nuveen Investments, Inc. issued March 29, 2006 (filed herewith)



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 NUVEEN INVESTMENTS, INC.


                                                 By:  /s/ John L. MacCarthy
                                                     ---------------------------
                                                     John L. MacCarthy
                                                     Senior Vice President and
                                                     General Counsel


Dated:  March 29, 2006


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                                  EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------

99.1 Press release of Nuveen Investments, Inc. issued March 29, 2006 (filed herewith)